SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 27, 2004

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                          COMMAND SECURITY CORPORATION
             (Exact name of registrant as specified in its charter)

            New York                      0-18684                14-1626307
 (State or other jurisdiction of   (Commission file number)   (I.R.S. employer
  incorporation or organization)                             identification no.)


         Lexington Park
       Lagrangeville, New York                                       12540
(Address of principal executive offices)                           (Zip code)



       Registrant's telephone number, including area code: (845) 454-3703

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                          COMMAND SECURITY CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 5.02.  Departure of Directors or Principal Officers;
              Election of Directors; Appointment of Principal Officers.......3

Item 8.01.  Other Events.....................................................3

Item 9.01   Exhibits.........................................................3

Signature....................................................................4




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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      (b) On August 31, 2004, Messrs. French, Simon and Halder resigned from the registrant's board of directors.

      (c) On August 27, 2004, the registrant's board of directors approved the hiring of Barry Regenstein as the Chief Operating Officer of the registrant. Mr. Regenstein has over 20 years of experience in operations and finance of contract services companies. Most recently, Mr. Regenstein was a Senior Vice President and the Chief Financial Officer of GlobeGround North America LLC (formerly Hudson General Corporation), an airport services company, from 2001 until 2003. Prior to that period, Mr Regenstein served as Vice President and Chief Financial Officer of GlobeGround North America LLC from 1997 to 2001.

Item 8.01   Other Events

      At the annual shareholders meeting held on August 27, 2004, the following persons were elected to the registrant's Board of Directors: Bruce Galloway, Robert S. Ellin, Thomas Kikis and Martin Wade, III. In addition, Mr. Galloway was elected Chairman of the Board. These individuals replace Messrs. William Vassell, Gregory Miller, Peter Nekos and Carl Painter as members of the board of directors.

      On April 30, 2004, Mr. Vassell was suspended, with continuing compensation and benefits, from all positions he holds with the registrant, including his position as Chief Executive Officer.

Item 9.01   Exhibits.

      (c)

Exhibit No.       Description
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99.1              Press Release, dated August 30, 2004




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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2004

                                       COMMAND SECURITY CORPORATION


                                       By: /s/ Barry Regenstein
                                          ---------------------------------
                                          Name:  Barry Regenstein
                                          Title: Chief Operating Officer




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